SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)September 12, 2000

GLOBALNETCARE, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-27097 (Commission File Number)	980215778 (IRS Employer Identification No.)

117 Gun Avenue, Pointe-Claire, Quebec, Canada                HR9 3X2
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (514) 693-0877

Suite 950 - 2000 McGill College, Montreal, Quebec, Canada HA3 3H3
(Former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

(a)        On November 17, 2000, the Registrant terminated KPMG LLP as its independent accountant. KPMG's reports on the Registrant's financial statements did not contain, for either of the past two years, an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, auditing scope or accounting principles.

        The decision to change accountants was considered and approved by the Board of Directors of the Registrant on November 17, 2000.

        In connection with their audits for the years 1998 and 1999 and through November 17, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for those years.

(b)        On November 17, 2000, Robert M. Lawand, C.A. was engaged as the new independent accountant for the Registrant to be the principal accountant to audit the Registrant’s financial statements. During the years 1998 and 1999 and through November 17, 2000, the Registrant has not consulted with Robert M. Lawand, C.A. on (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements and either written or oral advice was provided that was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any disagreements with KPMG LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to KPMG LLP’s satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

Item 7. Financial Statements and Exhibits

        Note:  On November 17, 2000, the Board of Directors of the Registrant changed fiscal year end of the Registrant from December 31 of each year to July 31 of each year.

(a)        Pursuant to instruction (a)4, the following financial statements are filed by amendment to the Registrant’s Form 8-K filed on September 27, 2000.

COR-BIT PERIPHERALS INC.

FINANCIAL STATEMENTS
AS AT JULY 31, 2000
CONTENTS

Page
AUDITOR'S REPORT	1
FINANCIAL STATEMENTS
Balance Sheet	2
Statement of Income and Retained Earnings	3
Statement of Cash Flows	4
Notes to Financial Statements	5 - 6
Schedule of Operating Expenses	7

AUDITOR'S REPORT

To the Shareholders of:
Cor-bit Peripherals Inc.

I have audited the balance sheet of Cor-bit Peripherals Inc. as at July 31, 2000 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at July 31, 2000 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.

Montreal, Quebec, Canada	ROBERT M. LAWAND
November 7, 2000	CHARTERED ACCOUNTANT

COR-BIT PERIPHERALS INC.
BALANCE SHEET

AS AT JULY 31, 2000
ASSETS

                                                    2000                    1999
CURRENT
   Accounts receivable                         $ 516,310                $212,439
   Inventory                                     209,030                 211,493
    Prepaid expenses3,8567,886
--------------------------------------------------------------------------------
TOTAL CURRENT                                    729,196                 431,818

DEFERRED INCOME TAXES                                214                     614

CAPITAL ASSETS (Note 3)                           29,084                  27,634

GOODWILL                                               -                   1,583
--------------------------------------------------------------------------------
TOTAL ASSETS                                   $ 758,494                 461,649
================================================================================
                                     LIABILITIES
CURRENT
    Bank indebtedness (Note 4)                 $ 59,176                 $104,910
    Accounts payable and accrued liabilities    313,677                   62,605
    Income taxes payable                          4,876                      539
    Current portion of long term debt (Note 5)    7,625                    7,651
--------------------------------------------------------------------------------
TOTAL CURRENT                                   385,354                  175,705
LONG TERM DEBT(Note 5)                            1,975                    9,838
DUE TO SHAREHOLDER (Note 6)                     116,492                   71,773
--------------------------------------------------------------------------------
TOTAL LIABILITIES                               503,821                  257,316
================================================================================
                            SHAREHOLDER'S EQUITY

SHARE CAPITAL (Note 7)                                7                        7
RETAINED EARNINGS 254,666204,326
--------------------------------------------------------------------------------
TOTAL EQUITY                                    254,673                  204,333
--------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                     $758,494                 $461,649
--------------------------------------------------------------------------------

STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED JULY 31, 2000

                                                       2000                 1999
--------------------------------------------------------------------------------
SALES                                            $2,661,673           $2,792,665
COST OF SALES                                     2,242,925            2,480,280
                                                 ----------        -------------
GROSS PROFIT                                        418,748              312,385

OPERATING EXPENSES (Schedule)                       366,600              329,807
--------------------------------------------------------------------------------

NET INCOME (LOSS) BEFORE INCOME TAX                  52,148              (17,422)
--------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES
                    CURRENT                           1,407                3,505
                    DEFERRED                            401               (1,011)
                                                    -------          ------------

                                                      1,808                2,494
                                                  ---------          -----------

NET INCOME (LOSS)                                    50,340              (19,916)

RETAINED EARNINGS,
    beginning of year as previously stated          251,148              224,242
--------------------------------------------------------------------------------
              Website development cost (Note 9)      46,822                    -
              As restated                           204,326                    -
--------------------------------------------------------------------------------
RETAINED EARNINGS, end of year                   $  254,666           $  204,326
================================================================================

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JULY 31, 2000

                                                    2000                    1999
--------------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
   Net income (loss)                            $ 50,340              $  (19,916)
   Items not requiring an outlay of cash:
        Amortization                              12,001                  12,487
        Deferred taxes                               400                    (614)
--------------------------------------------------------------------------------
                                                  62,741                  (8,043)
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
    Accounts receivable                         (303,871)                (35,927)
    Inventories                                    2,463                  24,323
    Prepaid expenses                               4,030                  (1,042)
Accounts payable and accrued liabilities         251,072                 (14,352)
Income taxes payable                               4,337                  (1,150)
--------------------------------------------------------------------------------
                                                 (41,969)                (28,148)
--------------------------------------------------------------------------------
                                                  20,772                 (36,191)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
    Decrease in long term debt                    (7,889)                 (7,915)
    Due to shareholders                           44,719                  (2,567)
--------------------------------------------------------------------------------
                                                  36,830                 (10,482)
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
    Acquisition/disposition of capital assets    (11,868)                  1,458
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH                       45,734                 (45,215)
--------------------------------------------------------------------------------
BANK INDEBTEDNESS, beginning of year            (104,910)                (59,695)
--------------------------------------------------------------------------------
BANK INDEBTEDNESS, end of year                  $(59,176)             $ (104,910)
--------------------------------------------------------------------------------

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Inventory

(a)     Inventory is stated at the lower of cost and realizable value where cost is calculated using the first in and first out (FIFO) basis.

(b)      Capital assets

Capital assets are recorded at cost. Amortization is being computed on a basis to amortize the cost of capital assets over their estimated useful life. The annual rates are as follows:

Leasehold improvements	20% on a declining balance method.
Capital assets under lease	30% on a declining balance method
Furniture and fixtures	20% on a declining balance method

(c)     Goodwill Goodwill is amortized on a straight line basis over 5 years.

2.        ACCOUNTS RECEIVABLE

Accounts receivable consist of trade receivables. Trade receivables include amounts owing from related parties amounting to $102,550 (1999 - $113,357). No provision for doubtful accounts was required and therefore no amount is setup.

3.        CAPITAL ASSETS

                                         Accumulated       Net        Net
                              Cost       Amortization      2000       1999
--------------------------------------------------------------------------------
Leasehold improvements      $ 9,892       $    4,050    $ 5,842     $ 6,185
Capital asset under lease    23,121           13,891      9,230      13,850
Furniture and fixtures       17,804           11,769      6,035       7,599
Computer                     10,687            2,710      7,977       -
--------------------------------------------------------------------------------
                            $61,504       $   32,420    $29,084     $27,634

4.        BANK INDEBTEDNESS

Bank indebtedness is secured by assignments of the accounts receivable and inventory plus a charge on all other assets.

5.        LONG TERM DEBT
	2000	1999
Long term debt consists of an obligation secured by certain capital assets repayable at monthly payments of $633 (capital and interest) ending November 2001.	$ 9,600	$ 17,489
Less current portion	7,625	7,651
	$ 1,975	$ 9,838

6.        DUE TO SHAREHOLDER

Due to shareholder is non interest bearing, unsecured with no specific date of repayment.

7.        SHARE CAPITAL

Authorized:

Unlimited number of common and preferred shares having no stated value.

                                                         2000               1999
--------------------------------------------------------------------------------
Issued and fully paid:
       10 common shares @ $1                            $     7         $      7
--------------------------------------------------------------------------------
                                                        $     7         $      7
                                                         ------          -------

8.        U.S. GAAP

While these financial statements are prepared in accordance with Canadian GAAP, there are no material differences in presentation under U.S. GAAP.

9.        PRIOR PERIOD ADJUSTMENT

Website development has been written off in 1999, the year these expenses were incurred and is reflected as a correction of the prior period.

COR-BIT PERIPHERALS INC.
SCHEDULE OF OPERATING EXPENSES
FOR THE YEAR ENDED JULY 31, 2000

                                                2000                        1999
--------------------------------------------------------------------------------
SELLING
      Rent                                $    12,225                 $    5,645
      Transport and delivery                   13,927                     15,425
      Advertising and business promotion       52,000                     81,939
      Store expenses                              725                      1,274
      Automobile and travel                     2,867                        576
      Taxes and insurance                      12,639                      1,707
      Salaries, commissions and benefits      181,578                    134,520
                                          $   275,961                 $  241,086

ADMINISTRATIVE & GENERAL
      Amortization                        $    12,001                 $   12,487
      Office expenses                          18,674                        653
      Professional                             23,243                      8,089
      Tax on capital                            3,995                      3,664
      Travel expenses                           4,212                      -
      Utilities                                13,088                      2,117
      Web development expense                   -                         46,822
      Interest and bank charges                15,426                     14,889
                                           ----------                  ---------
                                          $    90,639                 $   88,721
                                           ----------                  ---------
TOTAL OPERATING EXPENSES                  $   366,600                 $  329,807
                                           ----------                  ---------

CENTRE D'ORDINATEURS BUSINESSWAY INC.

FINANCIAL STATEMENTS
AS AT MAY 31, 2000

CONTENTS

Page
AUDITOR'S REPORT	1
FINANCIAL STATEMENTS
Balance Sheet	2
Statement of Income and Retained Earnings	3
Statement of Cash Flows	4
Notes to Financial Statements	5 - 6
Schedule of Operating Expenses	7
1.

AUDITOR’S REPORT

To the Shareholders of:
Centre D’Ordinateurs Businessway Inc.

I have audited the balance sheet of Centre D’Ordinateurs Businessway Inc. as at May 31, 2000 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at May 31, 2000 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.

Montreal, Quebec, Canada	ROBERT M. LAWAND
November 14, 2000	CHARTERED ACCOUNTANT

CENTRE D'ORDINATEURS BUSINESSWAY INC.
BALANCE SHEET

AS AT MAY 31, 2000
ASSETS

                                                   2000                     1999
--------------------------------------------------------------------------------
CURRENT
    Cash                                          $   -                      102
    Accounts receivable                               -                      130
    Inventory                                         -                   39,161
    Prepaid expenses                                  -                      265
    Income taxes recoverable                          -                      608
--------------------------------------------------------------------------------
TOTAL CURRENT                                         -                   40,266

FIXED ASSETS (Note 2)                                    7                33,250
--------------------------------------------------------------------------------
TOTAL ASSETS                                      $      7             $  73,516
--------------------------------------------------------------------------------

                                     LIABILITIES

CURRENT
    Accounts payable                              $   -                $   5,220
    Current portion of long term debt (Note 3)        -                      719
--------------------------------------------------------------------------------
TOTAL CURRENT                                         -                    5,939

DEFERRED INCOME TAXES                                 -                    2,020

DUE TO SHAREHOLDER (Note 4)                           -                   36,970
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                     -                   44,929
--------------------------------------------------------------------------------

                               SHAREHOLDER'S DEFICIENCY

SHARE CAPITAL (Note 5)                                   7                     7

RETAINED EARNINGS                                      -                  28,580
--------------------------------------------------------------------------------
TOTAL EQUITY                                             7                28,587
--------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                        $      7             $  73,516
--------------------------------------------------------------------------------

CENTRE D'ORDINATEURS BUSINESSWAY INC.

STATEMENT OF INCOME AND RETAINED EARNINGS

FOR THE YEAR ENDED MAY 31, 2000

                                                   2000                     1999
--------------------------------------------------------------------------------
SALES                                          $  294,339             $  540,043

COST OF SALES                                     238,910                475,984
GROSS PROFIT                                       55,429                 64,059
OPERATING EXPENSES (Schedule)                      56,699                 60,539
GAIN ON SALE                                        3,610                      -
--------------------------------------------------------------------------------

NET INCOME BEFORE INCOME TAX                        2,340                  3,520

(RECOVERY OF) PROVISION FOR INCOME TAXES
                   CURRENT                          1,414                   (539)
                   DEFERRED                        (2,020)                 1,011
                                                ----------              ---------
                                                     (606)                   472
                                                -----------             ---------

NET INCOME                                          2,946                  3,048

RETAINED EARNINGS, beginning of year               28,580                 25,532
--------------------------------------------------------------------------------
DIVIDENDS                                          31,526                      -
--------------------------------------------------------------------------------

RETAINED EARNINGS, end of year                    $     -             $   28,580
================================================================================

SCHEDULE OF OPERATING EXPENSES
FOR THE YEAR ENDED MAY 31, 2000

                                                    2000                  1999
--------------------------------------------------------------------------------
SELLING
   Rent                                           $  9,847             $   6,269
   Transport, delivery and advertising                  17                     -
   Alarm                                                 -                 1,662
   Taxes and insurance                               8,622                 5,046
   Salaries, commissions and benefits               26,478                30,392
                                                  --------             ---------
                                                  $ 44,964             $  43,369
                                                  ========             =========
ADMINISTRATIVE
   Amortization                                   $  6,673             $   5,418
   Office expenses                                     183                 3,671
   Professional                                     (1,852)                1,011
   Utilities                                         1,669                 2,115
                                                  $  6,673             $  12,215
                                                  ========             =========
FINANCIAL
   Interest and bank charges                      $ (1,498)            $     (93)
   Interest on long term debt                            -                   668
   Credit card discount                              6,560                 4,380
                                                  $  5,062             $   4,955

TOTAL OPERATING EXPENSES                          $ 56,699             $  60,539
--------------------------------------------------------------------------------

CENTRE D'ORDINATEURS BUSINESSWAY INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED MAY 31, 2000

                                                     2000                   1999
---------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES
Net income                                        $  2,946              $  3,048
Items not requiring an outlay of cash:
     Amortization                                    6,673                 5,418
     Gain on sale                                   (3,610)                    -
     Deferred taxes                                 (2,020)                1,011
---------------------------------------------------------------------------------
                                                     3,989                 9,477

CHANGES IN NON-CASH WORKING CAPITAL BALANCES
Accounts receivable                                    130                13,604
Inventories                                         39,161                (7,321)
Prepaid expenses                                       265                   (72)
Accounts payable                                    (5,220)                1,767
Income taxes payable                                   608                   523
---------------------------------------------------------------------------------
                                                    34,944                 8,501
---------------------------------------------------------------------------------
                                                    38,933                17,978
---------------------------------------------------------------------------------

FINANCING ACTIVITIES
     Decrease in long term debt                       (719)               (8,610)
     Due to shareholders                           (36,970)                  144
---------------------------------------------------------------------------------
                                                   (37,689)               (8,466)
---------------------------------------------------------------------------------

INVESTING ACTIVITIES
Disposition/Acquisition of fixed assets             30,180               (13,083)
Dividend paid                                      (31,526)                    -
---------------------------------------------------------------------------------
                                                    (1,346)              (13,083)
---------------------------------------------------------------------------------

DECREASE IN CASH                                      (102)               (3,571)
CASH, beginning of year                                102                 3,673
=================================================================================
CASH, end of year                                 $      -              $    102
Cash consists of:
     Cash                                         $      -              $    102
---------------------------------------------------------------------------------
                                                  $      -              $    102
=================================================================================

CENTRE D'ORDINATEURS BUSINESSWAY INC.
NOTES TO THE FINANCIAL STATEMENTS

AS AT MAY 31, 2000

1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)     Inventory

Inventory is stated at the lower of cost and realizable value where cost is calculated using the first in and first out (FIFO) basis.

(b)     Capital assets

Capital assets are recorded at cost. Amortization is being computed on a basis to amortize the cost of capital assets over their estimated useful life. The annual rates are as follows:

Computer	30% on a declining balance
Furniture and fixtures	20% on a declining balance
Leasehold improvements	Straight line over term of ten years

2.        FIXED ASSETS

                                              Accumulated       Net         Net
                                    Cost     Amortization      2000        1999
--------------------------------------------------------------------------------
Leasehold improvements            $    -        $   -         $   -     $ 24,109
Furniture and fixtures                 -            -             -        1,288
Computers                              -            -             -        7,853
Trademark                                 7         -                7         -
--------------------------------------------------------------------------------
                                  $       7     $   -         $      7  $ 33,250

3.        LONG TERM DEBT

	2000	1999
Small business loan secured by certain fixed assets having book value of $46,669. Repayable by monthly capital payments of $ 719 with interest at prime plus 2%. Original term of loan is over period of 60 months.	$ -	$ 719
Less current portion	-	719
	$ -	$ -

4.        DUE TO SHAREHOLDER

Due to shareholder is non interest bearing, unsecured with no specific date of repayment.

5.        SHARE CAPITAL

Authorized:     Unlimited number of common and preferred shares having no stated value.

                                                     2000               1999
--------------------------------------------------------------------------------
Issued and fully paid:
         1,000 common shares @ $1                   $        7        $       7
--------------------------------------------------------------------------------
                                                    $        7        $        7

6.     U.S. GAAP

While these financial statements are prepared in accordance with Canadian GAAP, there are no material differences in presentation under U.S. GAAP.

(b)      Pursuant to instructions (b)2, the following pro forma financial statements are filed by amendment to the Registrant’s Form 8-K filed on September 27, 2000.

GLOBALNETCARE, INC

COR-BIT PERPHERALS INC

AND

BUSINESSWAY COMPUTER CENTER INC.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

JULY 31,2000

GLOBALNETCARE, INC.

COR-BIT PERPHERALS INC

AND

BUSINESSWAY COMPUTER CENTER INC.

PRO-FORMA FINANCIAL STATEMENTS

        The following unaudited pro-forma consolidated balance sheet as at July 31,2000 and pro-forma consolidated statement of operations for the year ended July 31,2000 (the ” Proforma Financial Statements”) of GlobalNetCare, Inc. ( the “company” ) give effect to the acquisition by the Company of 100% of the outstanding capital stock of Cor-bit Perpherals Inc. and BusinessWay Computer Center Inc. , as of the beginning of the year indicated for the purpose of the statement of operations.

        The Pro-Forma Financial Statements have been prepared by the Company based upon the financial statements of the Company , Cor-bit Perpherals Inc and BusinessWay Computer Center Inc. . The Pro-forma Financial Statements give effect to the acquisition and to certain assumptions and adjustments described more fully in the accompanying notes. These Pro-forma Financial Statements may not be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial Statements should be read in conjuction with the financial statements and notes thereto of the Company , Cor-bit Perpherals Inc. and BusinessWay Computer Center Inc. included elsewhere in this Form 8-K or in prior reports in the case of GlobalNetCare, Inc.

GlobalNetCare, Inc.
Proforma Consolidated Balance Sheet
As At July 31, 2000
(unaudited)

                                                          Cor-bit          BusinessWay             3423336               3739007           Global-         Proforma         Proforma
                                                      Peripherals Inc.    Computers Inc.          Canada Ltd.          Canada Ltd.      NetCare, Inc.     Adjustments     Consolidated

ASSETS

Current Assets
     Cash                                                             $0                $0                    $4,560                             $4,891                            $9,451
     Term Deposit                                                      0                 0                         0                                                                    0
     Accounts Receivable                                         516,310                 0                         0                                                              516,310
     Inventory                                                   209,030                 0                         0                                                              209,030
     Prepaid Expenses                                              3,856                 0                     3,189                                                                7,045
     Income Taxes Receivable                                                                                  31,693                                                               31,693
                                                    --------------------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                            $729,196                $0                   $39,442                $0           $4,891               $0         $773,529

Deferred Income Taxes                                                214                 0                         0                                                                  214

Investment in subsidiary                                                                                                             7                                (7)               0

Capital Assets                                                    29,084                 7                    27,062                                                               56,153

                                                                        -------------------
                                                    --------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $758,494                $7                   $66,504                $7           $4,891              ($7)        $829,896
                                                    ======================================================================================================================================

LIABILITIES

Current Liabilities
     Bank Indebtedness                                           $59,176                $0                                                                                        $59,176
     Accounts Payable and accruals                               313,677                 0                   145,302                              2,332                           461,311
     Income Taxes Payable                                          4,876                 0                                                                                          4,876
     Advance from a director                                                                                 306,480                            350,041         (592,619)          63,902
     Payable/Receivable Global                                                                             1,174,510                         (1,204,871)          30,361                0
     Current Portion of Long Term Debt                             7,625                 0                                                                                          7,625
                                                    --------------------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                       $385,354                $0                $1,626,292                $0        ($852,498)       ($562,258)        $596,890

Long Term Debt                                                     1,975                 0                                                                                          1,975

Due To Shareholder                                               116,492                 0                                                                                        116,492
                                                    --------------------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                               $503,821                $0                $1,626,292                $0        ($852,498)       ($562,258)        $715,357

EQUITY
     Share Capital ( note 2 item 1)                                   $7                $7                        $7                $7           $2,135           $1,411           $3,574
     Retained Earnings- opening                                  204,326            28,580                (1,196,678)                0       (1,497,928)           2,002       (2,459,698)
     Additional paid-in capital                                        0                 0                                                    2,314,440          599,574        2,914,014
     Accumulated foreign exchange                                      0                 0                    (1,171)                            38,742          (40,736)          (3,165)
     Net Income( loss)                                            50,340             2,946                  (361,946)                                                            (308,660)
    Dividend                                                          $0          ($31,526)                                                                                      ($31,526)
                                                    --------------------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY                                                    $254,673                $7               ($1,559,788)               $7         $857,389         $562,251         $114,539

                                                    --------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                                      $758,494                $7                   $66,504                $7           $4,891              ($7)        $829,896
                                                    ======================================================================================================================================

GlobalNetCare , Inc.
Proforma Consolidated Income Statement
For the Year Ended July 31, 2000
(unaudited)

                                                          Cor-bit          Businessway            3423336              3739007          Global         Proforma            Proforma
                                                     Peripherals Inc.    Computers Inc.          Canada Ltd.         Canada Ltd.     NetCare Inc.    Adjustments         Consolidated

Sales                                                        $2,661,673           $294,339                                       $0              $0              $0              $2,956,012

Cost of Sales                                                 2,242,925            238,910                                                                                        2,481,835
                                                    ----------------------------------------------------------------------------------------------------------------------------------------

Gross Profit                                                    418,748             55,429                       0                0               0               0                 474,177

Operating expenses
     Communication                                                    0                  0                  46,196                                                                   46,196
     Rent                                                        12,225              9,847                  53,632                                                                   75,704
     Transport and delivery                                      13,927                 17                                                                                           13,944
     Advertising and business promotion                          52,000                  0                   7,584                                                                   59,584
     Store expenses                                                 725                  0                                                                                              725
     Automobile and travel                                        2,867                  0                  15,640                                                                   18,507
     Taxes and insurance                                         12,639              8,622                   6,192                                                                   27,453
     Salaries, commissions and benefits                         181,578             26,478                 135,998                                                                  344,054
     Amortization                                                12,001              6,673                  30,610                                                                   49,284
     Interest and bank charges                                   15,426              5,062                     386                                                                   20,874
     Office expenses                                             18,674                183                   8,988                                                                   27,845
     Professional                                                23,243             (1,852)                 72,126                                                                   93,517
     Taxes and licenses                                           3,995                  0                                                                                            3,995
     Travel expenses                                              4,212                  0                                                                                            4,212
     Utilities                                                   13,088              1,669                                                                                           14,757
     Web development expense                                          0                  0                                                                                                0
     Gain on sale of capital assets                                   0             (3,610)                (15,406)                                                                 (19,016)

                                                    ----------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  366,600             53,089                 361,946                0               0               0                 781,635     781,635

Net Income(Loss) Before Taxes                                   $52,148             $2,340               ($361,946)              $0              $0              $0               ($307,458)

Provision for Taxes
     Current                                                      1,407              1,414                                                                                            2,821
     Deferred                                                       401             (2,020)                                                                                          (1,619)
                                                    ----------------------------------------------------------------------------------------------------------------------------------------
                                                                  1,808               (606)                      0                0               0               0                   1,202
                                                    ----------------------------------------------------------------------------------------------------------------------------------------

Net Income(Loss)                                                $50,340             $2,946               ($361,946)              $0              $0              $0               ($308,660)   (308,660)
                                                    ========================================================================================================================================

Net Loss per share - basic and diluted                                                                                                                                                $0.01

Weighted average number of shares outstanding

GLOBALNETCARE,INC
NOTES TO THE PRO-FORMA FINANCIAL STATMENTS
(unaudited)
July 31,2000

1.   BASIS OF PRESENTATION

Business combination of GlobalNetCare, Inc., (and its previous subsidiaries), Cor-bit Perpherals Inc. and BusinessWay Computer Center Inc.

Effective September 12,2000 , GlobalNetCare, Inc. acquired 100 % capital stock of Cor-bit Perpherals Inc. and BusinessWay Computer Center Inc. in exchange for 40,000,000 Class "A" preferred capital stock of 3739009 Canada Ltd.( a wholly-owned subsidiary of GlobalNetCare, Inc).

PRO-FORMA FINANCIAL INFORMATION

Management has prepared and provided certain provided certain consolidated financial information to assist readers to understand the nature and effect of the acquisition.

Pro-forma statements of operations and loss per share

The pro-forma consolidated statements of operations reflect a combination of the results of GlobalNetCare, Inc., Cor-bit Peripherals Inc and BusinessWay Computer Center Inc. for the year ended July 31, 2000. and include the following:

1)   the impact on the calculation of pro-forma basic loss per share which is based on the number of shares that would have been outstanding for the period had the acquisition taken place at the beginning of the fiscal year (ie. Since August 1, 1999)

        The calculation of pro-forma weighted average shares outstanding at July 31,2000 are as follows:

Weighted average shares outstanding as at July 31, 2000	15,853,128
Shares issued for acquisition	40,000,000
55,853,128

Authorized capital of GlobalNetCare, Inc. has now been approved by directors and shareholders at 100,000,000 shares at par value of $0.001 per share.

2)   The proforma financial statements is based on historical information taken into consideration the known event of acquisition of Cor-bit Peripherals Inc and BusinessWay Computer Center Inc. It should be noted that for BusinessWay Computer Center Inc. , according to the agreement of this acquisition , only asset remaining was the trademark “BusinessWay ” and the domain name “BusinessWay.com”. The operations of the company BusinessWay Computer Center Inc. were not part of the agreement and therefore will not be part of future operations.

3)   The previously existing subsidiary , 3423336 Canada Ltd has been shown as part of the proforma income statement using historical information to show a full year’s pro-forma presentation. Management is reviewing presently if this operation will continue. Any payables outstanding will be covered by way of additional paid-in capital.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)		Financial Statements of the Business Acquired.
	-	Audited Financial Statements of Cor-Bit Peripherals Inc. Incorporated Together With Auditor's Report as at July 31,2000
	-	Audited Financial Statements of BusinessWay Computer Center Inc.Incorporated Together With Auditor’s Report as at May 31,2000
	-	(b) Pro Forma Financial Information.
	-	Unaudited Pro Forma Consolidated Financial Statements of GlobalNetCare, Ltd.
	-	Cor-Bit Perpherals Inc., BusinessWay Computer Center Inc., and 3423336 Canada Ltd.

(c)        Exhibits

Exhibit No.	Description
16(a)	Letter of KPMG LLP dated November __, 2000 (to be filed by amendment)
16(b)	Letter of Robert M. Lawand, C.A. dated November 17, 2000

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBALNETCARE, INC. (Registrant)
Date: November 27, 2000	By: /s/ Michele Scott Michele Scott Vice President and Chief Financial Officer

Exhibit 16(b)

November 17, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

          Re:  GlobalNetCare, Inc.

We have read Item 4 of Amendment No. 1 to the GlobalNetCare, Inc. Form 8-K dated September 12, 2000 and are in agreement with the statements contained in paragraph 4(b) thereof.

Very truly yours,

/s/ Robert M. Lawand
Chartered Accountant